Exhibit 99.1
NINTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
     This Ninth Amendment to Fourth Amended and Restated Credit Agreement (this “Agreement”) is entered into this 19th day of October, 2006 among PORTOLA PACKAGING, INC., a Delaware corporation, as Borrower, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GECC”), for itself, as Agent, Issuing Lender and Lender.
W I T N E S S E T H:
     WHEREAS, Borrower and GECC, as Agent, Issuing Lender and Lender, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of January 16, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the parties have agreed to amend the Credit Agreement, upon the terms and conditions set forth herein.
     NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and in the Credit Agreement, the parties agree as follows:
     Section 1. Definitions. Capitalized terms used herein without definition and defined in the Credit Agreement are used herein as defined therein.
     Section 2. Amendments to Credit Agreement. Subject to the satisfaction of the terms and conditions set forth herein, the amendments to the Credit Agreement set forth in this Section 2 shall become effective as of the date hereof.
     2.1 Section 1.1(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(A) Revolving Loans. Each Lender agrees, severally and not jointly, to lend to Borrower from the Closing Date to January 23, 2009 (the “Commitment Termination Date”), its Pro Rata Share of the Revolving Loans requested by Borrower to be made by Lenders under this subsection 1.1(A), up to an aggregate maximum for all Lenders of Sixty Million Dollars ($60,000,000) (as the same may be reduced from time to time hereunder, the “Revolving Loan Commitment”). Advances or amounts outstanding under the Revolving Loan Commitment will be called “Revolving Loans”. Revolving Loans may be repaid and reborrowed. All Revolving Loans shall be repaid in full on the Commitment Termination Date. If at any time the outstanding Revolving Loans exceed the Maximum Revolving Loan Balance, Lenders shall not be obligated to make Revolving Loans, no additional Letters of Credit shall be issued and Revolving Loans must be repaid immediately in an amount sufficient to eliminate any excess. Revolving Loans may be requested in any amount with one (1) Business Day’s prior written or telephonic notice required for amounts equal to or greater than $5,000,000. For amounts less than $5,000,000, written or telephonic notice must be provided by noon (Chicago, Illinois time) on the day on which the Revolving Loan is to be made. All Revolving Loans to be made as LIBOR Loans require three (3) Business Days’ prior written notice. All Revolving Loans requested telephonically must be confirmed in writing within twenty-four (24) hours. Written notices for funding requests shall be in the form attached as Exhibit 1.1(A). Neither Agent nor any Lender shall incur any liability to Borrower for acting upon any telephonic notice that Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower. The “Maximum Revolving Loan Balance” will be the lesser of (a) the Borrowing Base (as calculated on Exhibit 4.5(F), the “Borrowing Base Certificate”) less outstanding Letter of Credit Liability (“Borrowing Base Availability”) or (b) the Revolving Loan Commitment less outstanding Letter of Credit Liability.
     2.2 Section 4.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “4.3 Unfinanced Capital Expenditure Limits. Borrower and its Restricted Subsidiaries on a Consolidated basis shall not make Capital Expenditures during any fiscal year, commencing with the 2006 fiscal year, that exceed $16,500,000 in the aggregate for such fiscal year.
     2.3 Section 4.5(F) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (F) Borrowing Base Certificates and Loan Report. (1) Together with each delivery of financial statements of Borrower and its Consolidated Subsidiaries pursuant to subsection 4.5(A) above, Borrower will deliver to Agent a Borrowing Base Certificate (in substantially the same form as Exhibit 4.5(F)) as at the last day of the fiscal period covered by such financial statements; and (2) within five (5) Business Days following the consummation of any transaction or the occurrence of any event that results in a reduction in the Working Capital/Fixed Asset Borrowing Base by more than $500,000 (other than sales of Inventory and collection of Accounts in the ordinary course of business), and from time to time upon the request of Agent, Borrower will deliver to Agent a Borrowing Base Certificate as at the last day of such period, [(ii) as soon as available and in any event within twenty (20) days after the end of each month, and from time to time upon the request of Agent, Borrower will, and will cause each of its Borrowing Base Subsidiaries to, deliver to Agent an inventory summary report and accounts receivable summary report for Borrower and each of its Borrowing Base Subsidiaries, in form and substance reasonably satisfactory to Agent, (iii) upon Agent’s request from time to time, Borrower will, and will cause each of its Borrowing Base Subsidiaries to, deliver to Agent an aged trial balance as of the most recent month-end immediately preceding such request of all Accounts and an aged trial balance as of the most recent month-end immediately preceding such request of all accounts payable in

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form and substance reasonably satisfactory to Agent and (iv) upon Agent’s request from time to time, Borrower will, and will cause each of its Borrowing Base Subsidiaries to, deliver to Agent a detailed schedule of all Inventory as of the most recent month-end immediately preceding such request in form and substance reasonably satisfactory to Agent.]
     2.4 Section 10.1 of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:
“Borrowing Base Subsidiary” means any Restricted Subsidiary which is also a “Restricted Subsidiary”, as such term is defined in the Senior Note Indenture.
“Ninth Amendment Date” means October 19, 2006.
     2.5 Exhibit 4.5(F) (Borrowing Base Certificate) to the Credit Agreement is hereby replaced with Exhibit 4.5(F) (Borrowing Base Certificate) attached hereto.
     2.6 Schedule 10.1(B) (Pro Rata Shares and Commitment Amounts) to the Credit Agreement is hereby replaced with Schedule 10.1(B) (Pro Rata Shares and Commitment Amounts) attached hereto.
     Section 3. Conditions. The effectiveness of this Agreement is subject to Borrower’s satisfaction of the following conditions on or before the date hereof in a manner satisfactory to the Agent:
     3.1 Executed Agreement. Executed signature pages for this Agreement signed by Agent, Lender and Borrower shall have been delivered to the Agent.
     3.2 Continuation of Representations and Warranties. The representations and warranties made by the Loan Parties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).
     3.3 No Existing Default. As of the date hereof and after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated hereunder.
     3.4 Amendment Fee. The Borrower shall have paid to Agent an amendment fee equal to $125,000.
     Section 4. Representations and Warranties of Borrower. Borrower represents and warrants that:
          (i) the execution, delivery and performance by the Borrower of this Agreement have been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

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          (ii) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;
          (iii) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound; and
          (iv) each of Canadian Restricted Subsidiary, Tech Industries and UK Restricted Subsidiary is a “Restricted Subsidiary” (as such term is defined in the Senior Note Indenture).
     Section 5. Reference To And Effect Upon The Credit Agreement.
          (i) Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (ii) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.
          (iii) This Agreement shall be deemed to be a Loan Document.
     Section 6. Costs And Expenses. Borrower agrees to reimburse Agent on the date hereof for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Agreement.
     Section 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.
     Section 8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.
     Section 9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

PORTOLA PACKAGING, INC.
By:	/s/ Michael T. Morefield
Title:	Senior Executive Vice President and Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, Issuing Lender and Lender
By:	/s/ Robert R. Mangers
Title:

CONSENT AND REAFFIRMATION (SUBSIDIARY GUARANTORS)
     Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Ninth Amendment to Credit Agreement; (ii) consents to Borrower’s execution and delivery thereof; (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrower to Agent and Lenders and reaffirms that such guaranty is and shall continue to remain in full force and effect and that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all obligations under or in respect of such guaranty and such other Loan Documents; and (iv) confirms that, as of the date hereof, it does not have, and hereby waives, remises and releases any claims or causes of action of any kind against Agent or any of the Lenders or any of their officers, directors, employees, agents, attorneys, or any of the Lenders or any of their officers, directors, employees, agents, attorneys or representatives, or against any of their respective predecessors, successors, or assigns relating in any way to any event, circumstance, action, or omission relative to any of the Loan Documents or any transaction contemplated thereby, from the beginning of time through the date hereof. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and consented to same, each of the undersigned understands that Agent and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or consent to future Agreements or waivers, and nothing herein shall create such a duty.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned have executed this Ninth Amendment on and as of the date of such Agreement.

PORTOLA PACKAGING LTD.
By:	/s/ Michael T. Morefield
Name:	Michael T. Morefield
Title:	Senior Executive Vice President and Chief Financial Officer

PORTOLA PACKAGING CANADA LTD.
By:	/s/ Michael T. Morefield
Name:	Michael T. Morefield
Title:	Senior Executive Vice President and Chief Financial Officer

PORTOLA ALLIED TOOL, INC.
By:	/s/ Michael T. Morefield
Name:	Michael T. Morefield
Title:	Senior Executive Vice President and Chief Financial Officer

PORTOLA PACKAGING LIMITED
By:	/s/ Michael T. Morefield
Name:	Michael T. Morefield
Title:	Senior Executive Vice President and Chief Financial Officer

PORTOLA PACKAGING, INC. MEXICO S.A. de C.V.
By:	/s/ Michael T. Morefield
Name:	Michael T. Morefield
Title:	Senior Executive Vice President and Chief Financial Officer

ATLANTIC PACKAGING SALES LLC
By:	/s/ Michael T. Morefield
Name:	Michael T. Morefield
Title:	Senior Executive Vice President and Chief Financial Officer

TECH INDUSTRIES, INC.
By:	/s/ Michael T. Morefield
Name:	Michael T. Morefield
Title:	Senior Executive Vice President and Chief Financial Officer

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PORTOLA LIMITED
By:	/s/ Michael T. Morefield
Name:	Michael T. Morefield
Title:	Senior Executive Vice President and Chief Financial Officer

Schedule A-2

SCHEDULE 10.1(B)
PRO RATA SHARES AND COMMITMENT AMOUNTS
Pro Rata Shares:

General Electric Capital Corporation:	100%
Commitment Amounts:

General Electric Capital Corporation:	$60,000,000

EXHIBIT 4.5(F)
BORROWING BASE CERTIFICATE
PORTOLA PACKAGING, INC.
Date:                     ,
     This certificate is given by Portola Packaging, Inc. (“Borrower”) pursuant to subsection 4.5(F) of that certain Fourth Amended and Restated Credit Agreement dated as of January ___, 2004, among Borrower, the Lenders from time to time party thereto and General Electric Capital Corporation, as Agent (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.
     The officer executing this certificate is the [Chief Financial Officer] [Chief Executive Officer] of Borrower and as such is duly authorized to execute and deliver this certificate on behalf of Borrower. By executing this certificate such officer hereby certifies to Agent and Lenders that:
(a)	Attached hereto as Schedule 1 is a calculation of the proposed Senior Leverage Borrowing Base as of [insert last day of applicable fiscal month];

(b)	Based on Schedule I, the proposed Senior Leverage Borrowing Base as of [insert last day of applicable fiscal month] is $ ;

(c)	Attached as Schedule 2 is a calculation of the proposed Working Capital/Fixed Asset Borrowing Base as of [insert last day of applicable fiscal month or, if requested by Agent in accordance with the Credit Agreement, the date of this certificate].

(d)	Based on Schedule 2, the proposed Working Capital/Fixed Asset Borrowing Base as of [insert last day of applicable fiscal month or, if requested by Agent in accordance with the Credit Agreement, the date of this certificate] is $ ;

(e)	The Borrowing Base (the Senior Leverage Borrowing Base, but not to exceed the greater of (i) $50,000,000 or (ii) the Working Capital/Fixed Asset Borrowing Base) on the date of delivery of this Certificate is $ ;

(f)	The aggregate outstanding principal balance of the Revolving Loans on the date of delivery of this Certificate is $ ;

(g)	The aggregate Letter of Credit Liability on the date of delivery of this Certificate is $ ;

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(h)	Proposed Availability on the date of delivery of this Certificate is $ .
     Agent shall have the right, in its reasonable credit judgment, to establish or modify or eliminate reserves against Availability. Borrower acknowledges that the exercise by Agent of any right pursuant to this paragraph shall have the effect of adjusting the proposed Availability set forth above.

     IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed by its [Chief Financial Officer] [Chief Executive Officer] this       day of                     ,      .

PORTOLA PACKAGING, INC,
By:
	Its:	[Chief Financial Officer]
[Chief Executive Officer]

Schedule 1
to Exhibit 4.5(F)
SENIOR LEVERAGE BORROWING BASE CALCULATION

(a)	Leverage Multiple	2.5
Multiplied By:

(b)	1EBITDA for twelve-month period ending on [insert last day of applicable fiscal month]	$

(c)	Product of (a) and (b)	$

Less:

(d)	Outstanding Senior Indebtedness as of [insert last day of applicable fiscal month] (excluding Senior Indebtedness evidenced by the Senior Notes and any guaranties thereof and excluding the Obligations)	$

(e)	Senior Leverage Borrowing Base as of [insert last day of applicable fiscal month] ((c) minus (d)) (if not a positive number, such amount shall be deemed to be zero)	$	[2]

[1]	As calculated pursuant to the Compliance Certificate delivered by Borrower to Agent with respect to the fiscal month ending [insert last day of applicable fiscal month].

[2]	Not to exceed $60,000,000

Schedule 2
to Exhibit 4.5(F)
WORKING CAPITAL/FIXED ASSET BORROWING BASE CALCULATION

(A)	The aggregate net book value of all Accounts owing to Borrower and its Borrowing Base Subsidiaries reflected on Borrower’s and such Borrowing Base Subsidiaries’ balance sheets as of [insert last day of applicable fiscal month or, if requested by Agent in accordance with the Credit Agreement, the date of this certificate] that consist of the unpaid portion of the obligations as stated on the invoices issued to customers of Borrower and its Borrowing Base Subsidiaries with respect to Inventory sold and shipped or services performed in the ordinary course of business of Borrower and its Borrowing Base Subsidiaries.	$

(B)	Advance Rate		85%

(C)	Accounts Availability ((A) times (B))	$

(D)	The aggregate net book value of Inventory owned by, and in the possession of Borrower and its Borrowing Base Subsidiaries reflected on Borrower’s and such Borrowing Base Subsidiaries’ balance sheets as of [insert last day of applicable fiscal month or, if requested by Agent in accordance with the Credit Agreement, the date of this certificate].	$

(E)	Advance Rate		60%

(F)	Inventory Availability ((D) times (E))	$

(G)	The aggregate net book value of all property, plant and equipment of Borrowers and its Borrowing Base Subsidiaries reflected on Borrower’s and its Borrowing Base Subsidiaries’ balance sheets as of [insert last day of applicable fiscal month or, if requested by Agent in accordance with the Credit Agreement, the date of this certificate]	$

(H)	Advance Rate		40%

(I)	Fixed Asset Availability ((G) times (H))	$

(J)	Working Capital/Fixed Asset Borrowing Base as of [insert last day of applicable fiscal period, or if requested by Agent in accordance with the Credit Agreement, the date of this certificate] (the sum of (C) plus (F) plus (I)	$	[3]

[3]	Not to exceed $60,000,000